EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                      TECHNOLOGY CONSULTING PARTNERS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Technology Consulting Partners, Inc. for the period ending June 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Technology Consulting Partners, Inc.





/s/ Frederick R. Clark, Jr.
Frederick R. Clark, Jr.
Chief Executive Officer
and Chief Financial Officer

August 19, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Technology Consulting Partners, Inc. and will be retained by Technology Consulting Partners, Inc. and furnished to the Securities and Exchange Commission upon request.